UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2020

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Notes Offering

On August 11, 2020, Targa Resources Partners LP (the “Partnership”), a subsidiary of Targa Resources Corp., issued a press release announcing that, subject to market conditions, the Partnership intended to offer senior unsecured notes due 2031 in a private offering to eligible purchasers. A copy of the Partnership’s press release is filed as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Tender Offer

On August 11, 2020, the Partnership issued a press release announcing the commencement of an offer to purchase for cash (the “Tender Offer”) any and all of its outstanding 6 3⁄4% Senior Notes due 2024 (the “2024 Notes”). The terms and conditions of the Tender Offer are described in an Offer to Purchase, dated August 11, 2020. A copy of the press release is filed as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

Each of the press releases shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 11, 2020, announcing the launch of the Offering (incorporated by reference to Exhibit 99.1 to Targa Resources Partners LP’s Current Report on Form 8-K (File No. 001-33303) filed August 11, 2020).

99.2	Press release, dated August 11, 2020, announcing the commencement of the Tender Offer (incorporated by reference to Exhibit 99.2 to Targa Resources Partners LP’s Current Report on Form 8-K (File No. 001-33303) filed August 11, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: August 11, 2020	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer

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